Agreement No. LFM003D
Amendment No. 1


Spanlink Communications, Inc.                          Lucent Technologies Inc.
One Main Street, SE                                    211 Mt. Airy Road
Minneapolis, Minnesota 55414                           Basking Ridge, NJ 07920


Agreement No. LFM003D between Spanlink Communications, Inc. ("SPANLINK") and Lucent Technologies Inc. ("LUCENT") is hereby amended as follows:

Article 2 - License Grant, paragraph A, the first sentence is modified to read:
"SPANLINK grants LUCENT, subject to payment terms set forth in Exhibit B, a non-exclusive, worldwide right and license to use, reproduce, demonstrate, market, sub-license, and distribute copies of PRODUCT supplied to LUCENT by SPANLINK in object code form.

Effective June 1, 1998, Exhibit A, Exhibit B, Exhibit C, and Exhibit D are deleted in their entirety and replaced with the attached Exhibit A, Exhibit B, Exhibit C, and Exhibit D, dated June 1, 1998.

Effective July 1, 1998, Article 8 - Payments, Section A is modified to read as follows:

         A. LUCENT shall provide SPANLINK with reports in accordance with the provisions of ARTICLE 3 REPORTS. All payments due to SPANLINK under this Agreement shall be made on a monthly basis within thirty (30) days from the date of the end of the month in which the PRODUCT was sold by LUCENT or a LUCENT AFFILIATE.

All other terms and conditions shall remain unchanged.

ACCEPTED:

SPANLINK COMMUNICATIONS, INC.             LUCENT TECHNOLOGIES INC.



By    /s/ Brett Shockley                  By    /s/ Kimberley A. Leitner


Name  Brett Shockley                      Name    Kimberley A. Leitner, C.P.M.


Title  CEO                                Title   OEM Sourcing Manager


Date   6/23/98                            Date    June 22, 1998




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                                    EXHIBIT A
                       PRODUCTS TO BE DELIVERED TO LUCENT

For the purposes of this Agreement PRODUCT is defined as follows:

1. For Customer Assist Care Center Version 6.0 associated with CONVERSANT Voice Information System (VIS) Version 6.0 (V6.0)

         A.       DEFINITIONS:

                  1. The most current version of Conversant Call Center namely Customer Assist Care Center Version 6.0, or any portion thereof, in object and source code form, as described in the most current user documentation, the June 7, 1996 summary letter, the September 17, 1996 Phase II Implementation document, and the September 24, 1996 Requirements for Customer Assist Care Center document. Copies of said user documentation, June 7, 1996 letter, September 17, 1996 Implementation document, and September 24, 1996 Requirements document are attached hereto as or described on Attachments 1, II, III., and IV, respectively. In the event said documents conflict, the user document shall control.

                  2. Any future version of PRODUCT, as modified by SPANLINK, pursuant to ARTICLE 6 DELIVERABLES and all terms and conditions described therein, provided, however, that SPANLINK has access to and reasonable assistance from LUCENT developers as needed. In addition, SPANLINK shall be provided with development equipment and software at a special business partner price mutually agreed upon between the parties.

                  3. Any system modifications of current or future versions of PRODUCT as required by ARTICLE 13 - WARRANTY. Such modifications shall include the latest error updates and maintenance releases of the Source Code.

                  4. Any future PEC coded items mutually agreed upon, in writing, between the parties.

         B.       OPERATING ENVIRONMENT

                  The PRODUCT is intended to run on the Intuity CONVERSANT Voice Information System (VIS) Version 6.0 (V6.0)

         C.       DELIVERABLE ITEMS

                  SPANLINK agrees to deliver the following to LUCENT on or before December 16, 1996:

                  1. Object code in a format that operates on each of the following LUCENT target computers:

                            Conversant System MAP/100
                            Conversant System MAP/40


                  2. User documentation that reflects all current PRODUCT deliverables in U.S. English with no translation into any other languages. LUCENT shall be responsible for replication (including associated costs) of all documentation.

                  3.       Source Code, subject to EXHIBIT E. ESCROW AGREEMENT

                  4. SPANLINK further agrees to deliver on an as requested basis:

                           a. Training as described in EXHIBIT C. TRAINING DELIVERABLES

                           b. Maintenance support services as described in EXHIBIT D. MAINTENANCE SUPPORT

                           Parties hereby acknowledge adequate compliance with all dates set forth in Attachment II and III and that the December 16, 1996 date for deliverable items in paragraph three (3.) hereof sets forth the obligation of SPANLINK, hereunder, notwithstanding different dates provided in Attachments II and III.

         D.       ACCEPTANCE

                  PRODUCT will be deemed accepted if the software meets the following criteria:

                  1. Performs according to the most current user documentation and the September 24, 1996
                           Requirements for Customer Assist Care Center document, including functionality, performance, and installation requirements. Copies of said documents are attached hereto or described on Attachments I and
                           IV. In the event said documents conflict, the most current user document shall control.

                  2.       Terms and conditions of acceptance are governed by
                           ARTICLE 10 - ACCEPTANCE.

         E.       PRODUCT SPECIFICATION

                  1. PRODUCT will be packaged by SPANLINK in accordance with instructions contained in the most current user documentation as described in Attachment I.

                  2. PRODUCT will be administered/installed without the use of Scriptbuilder software.

                  3. PRODUCTS' System Administrator and "voice mail" like interfaces will be consistent with LUCENT FMLI style menus and forms.

                  4. LUCENT will reasonably cooperate with SPANLINK to provide any necessary PBX's, Conversant systems, and adjunct software and components for developmental and testing purposes.

         F.       SOFTWARE MEDIA FORMAT

                  Golden Master Diskette on 3-1/2 inch removable medium pursuant to ARTICLE 6 - DELIVERABLES.

II. For Customer Assist Care Center Version 7.0 associated with CONVERSANT Voice Information System (VIS) Version 7.0 (V7.0)

         A.       DEFINITIONS:

                  1. The most current version of Conversant Call Center namely Customer Assist Care Center Version 7.0, or any portion thereof, in object and source code form, as described in the May 29, 1998, product proposal. Copy of the May 29, 1998, Product Proposal is attached hereto as or described on Attachments V, respectively.

                  2. Any future version of PRODUCT, as modified by SPANLINK, pursuant to ARTICLE 6 - DELIVERABLES and all terms and conditions described therein, provided, however, that SPANLINK has access to and reasonable assistance from LUCENT developers as needed. In addition, SPANLINK shall be provided with development equipment and software at a special business partner price mutually agreed upon between the parties.

                  3. Any system modifications of current or future versions of PRODUCT as required by ARTICLE 13 - WARRANTY. Such modifications shall include the latest error updates and maintenance releases of the Source Code.

                  4. Any future PEC coded items mutually agreed upon, in writing, between the parties.

         B.       OPERATING ENVIRONMENT

                  The PRODUCT is intended to run on the Intuity CONVERSANT Voice Information System (VIS) Version 7.0 (V7.0)

         C.       DELIVERABLE ITEMS

                  SPANLINK agrees to deliver the following to LUCENT on or before June, 30, 1998:

                  1. Object code in a format that operates on each of the following LUCENT target computers:

                            Conversant System MAP/100
                            Conversant System MAP/40
                            Conversant System MAP/5P

                  2. User documentation that reflects all current PRODUCT deliverables in U.S. English with no translation into any other languages. LUCENT shall be responsible for replication (including associated costs) of all documentation.

                  3.       Source Code, subject to EXHIBIT E ESCROW AGREEMENT

                  4. SPANLINK further agrees to deliver on an as requested basis:

                           a. Training as described in EXHIBIT C. TRAINING DELIVERABLES

                           b. Maintenance support services as described in EXHIBIT D SUPPORT

                  Parties hereby acknowledge adequate compliance with all dates set forth in Attachment V hereof sets forth the obligation of SPANLINK hereunder.

         D.       ACCEPTANCE

                  PRODUCT will be deemed accepted if the software meets the following criteria:

                  1.       Performs according to Attachment V.

                  2.       Terms and conditions of acceptance are governed by
                           ARTICLE 10 - ACCEPTANCE.

         E.       PRODUCT SPECIFICATION

                  1. PRODUCT will be packaged by SPANLINK in accordance with the PEC codes specified by LUCENT, as shown in Exhibit B.

                  2. PRODUCT will be administered/installed without the use of Scriptbuilder software.

                  3. PRODUCTS' System Administrator and "voice mail" like interfaces will be consistent with LUCENT FMLI style menus and forms, and may use the new SPANLINK Windows-based administration tool.

                  4. LUCENT will reasonably cooperate with SPANLINK to provide any necessary PBX's, Conversant systems, and adjunct software and components for developmental and testing purposes.

         F.       SOFTWARE MEDIA FORMAT

                  Golden Master Diskette on 3 1/2 inch removable medium pursuant to ARTICLE 6 - DELIVERABLES.



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                                    EXHIBIT C
                              TRAINING DELIVERABLES

1. SPANLINK will make available to LUCENT one each of the following three training courses:

         a) Service Support Training - This training is intended to prepare LUCENT Technical Staff to support questions from the LUCENT end user hotline. It should contain all of the information made available under end user training and include specific materials such as the answers to the most frequently questions asked by end users, directed to end user support.

         b) Operational Training - In-depth technical instruction involving an overview of the PRODUCT design and function, advanced training on product enhancements, as well as use and maintenance.

         c) Professional Services Training - SPANLINK Field Service Engineering group will provide a complete, week-long professional services class at the SPANLINK training facility in Minneapolis, MN. This course focuses on the professional services (installation and configuration) for PRODUCT.

         The intent of these courses is to teach LUCENT personnel to train other LUCENT representatives. LUCENT shall be responsible for providing the facilities, computer equipment, and complete site preparation necessary for SPANLINK to conduct the so-designated courses, unless otherwise noted.

2. All training will be provided at locations and dates designated by LUCENT, subject to applicable course lead times.

3. The three training courses described above are included in the PRODUCT royalty structure as outlined in Exhibit B.

4. Travel expenses and materials are additional, and are not included in the royalty structure. These expenses include a coach seat for domestic travel and business seat for international travel, lodging and other reasonable living expenses, and materials up to a maximum amount to be negotiated between LUCENT and SPANLINK.

5. LUCENT personnel or customers may attend SPANLINK in house training courses at SPANLINK published rates.

                                    EXHIBIT D
                                     SUPPORT

SPANLINK agrees to provide to LUCENT support as follows:

1.       DEFINITION

         For the purposes of this Section, Support is defined as follows:

         All Technical Support Engineers are the points of contact for LUCENT support personnel for problem related identification and resolution. All support questions should be directed to the Spanlink Maintenance support line at (612) 971-2100.

         These Technical Support Engineers will:

         a. Act as subject matter experts and/or have direct personal access to subject matter experts on PRODUCT and their execution on LUCENT computers.

         b. Track and log the nature, severity and originator of all troubles or requests for information from LUCENT support personnel and assure the timely response to LUCENT requests. LUCENT will have access to the log during business hours subject to reasonable advance notice.

         c. Be immediately available to LUCENT to respond to LUCENT support calls between 7:00 a.m. and 6:30 p.m. Central Standard Time.

         d. Upon LUCENT's request, have a designated employee accompany LUCENT personnel on visits to other LUCENT locations or LUCENT customer locations to assist and consult on trouble or sales subject to reasonable advance notice, payment of travel, materials, and expenses. Any training related activities will be according to the criteria set forth in Exhibit C.

2. All support will be subject to the terms in Exhibit B. SPANLINK agrees to make available to LUCENT such other support services as may be made available by SPANLINK to its licensees of the PRODUCT upon similar terms and conditions (including charges) or otherwise as agreed upon between SPANLINK and LUCENT.

3.       SPANLINK will classify all support as one of the following:

         a. Severity Level 4. The system is providing less than 75 percent service. Either less than 75 percent of the callers are receiving full service or less than 75 percent of the services are available to callers. All call center tickets escalated from Tier 3 are classified as Severity Level 4.

         b. Severity Level 3. The system is providing more than 75 percent service.

         c. Severity Level 2. The system is providing less than 75 percent service. Either less than 75 percent of the callers are receiving fill service or less than 75 percent of the services are available to callers.

         d. Severity Level 1. The system is providing more than 75 percent service.

4. If a PRODUCT error of Severity Level 3 or 4 is discovered by LUCENT and notification of such is given to SPANLINK, SPANLINK agrees to use its best efforts to promptly eliminate such error and provide the fix and/or workaround to LUCENT support personnel. SPANLINK will use its best efforts to complete the first diagnosis within four business hours of the trouble report for a Severity Level 3 or 4 problem and twenty-four business hours or 3 business days for a Severity Level 1 or
         2. A Severity Level 3 or 4 is not considered resolved until SPANLINK, LUCENT, and customer agree that it is resolved.

5. SPANLINK agrees to also provide to LUCENT, according to one of the fee schedules set forth in paragraph 2 above, the following support services for the PRODUCT: (i) on-line access to a database covering topics such as an in depth discussion of known bugs and solutions, PRODUCT release information and available training courses; (ii) prompt verbal and written communications detailing operational instructions, problem reporting and technical advice including diagnosis via remote diagnostic techniques of problems experienced by LUCENT in the use of PRODUCT, and furnishing required fixes and/or workarounds; (iii) installation support consultation; and (iv) support on a technical level sufficient to permit LUCENT to integrate the corrections or updates into PRODUCT and appropriate system software and hardware.

6. If requested by LUCENT, SPANLINK agrees to use its best efforts with LUCENT to provide integrated support to LUCENT customers of PRODUCT. Integrated support is defined as understanding and diagnosing a customer problem related to a system of hardware, communications facilities, system software and application software to the point where the trouble is positively isolated to a particular element of the system, rather than only to the point where some elements of the system are identified as not causing the problem.

7. SPANLINK agrees to provide Support to LUCENT for X - 2 versions of the PRODUCT, i.e. SPANLINK will support the current version of the PRODUCT plus two versions immediately preceding the current version.

8. SPANLINK agrees to Support prior version (previous to version X-2 as listed in point 7 above) for Year 2000 issues only. Support issues outside of this issue will be forwarded to Lucent Product Management for follow-up.